UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001741690

Wells Fargo Commercial Mortgage Trust 2018-C45

(Exact name of issuing entity)

Central Index Key Number of registrant:  0000850779

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0000740906

Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0000312070

Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541214

C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

New York	333-206677-25	38-4083243 38-4083244 38-7206191
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 214-5610

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The  CoolSprings Galleria Mortgage Loan, which constituted approximately 3.0% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2018, relating to the BANK 2018-BNK12 securitization transaction and filed as Exhibit 99.7 to the Current Report on Form 8-K filed on July 17, 2018 (the “BANK 2018-BNK12 PSA”).  Effective July 6, 2020, pursuant to Section 7.01 of the BANK 2018-BNK12 PSA, Midland Loan Services, a Division of PNC Bank, National Association was removed as general special servicer under the BANK 2018-BNK12 PSA and Argentic Services Company LP (“ASC”), a Delaware limited partnership, was appointed as the successor general special servicer under the BANK 2018-BNK12 PSA, including with respect to the CoolSprings Galleria Mortgage Loan.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of July 6, 2020, the  CoolSprings Galleria Mortgage Loan will be specially serviced, if necessary, pursuant to the BANK 2018-BNK12 PSA by ASC. ASC maintains its principal special servicing office at 500 North Central Expressway, Suite 261, Plano, Texas 75074 and its telephone number is 469-609-2000.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: July 6, 2020
	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President